SPDR® Index Shares Funds (the “Trust”)

Supplement dated September 24, 2015

to the Prospectus dated January 31, 2015, as supplemented

SPDR® MSCI Emerging Markets Quality Mix ETF (the “Fund”)

Effective September 30, 2015, on page 105 of the Prospectus, the section entitled “PURCHASE AND SALE INFORMATION” is hereby replaced in its entirety with the following:

PURCHASE AND SALE INFORMATION

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 25,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the Fund’s benchmark Index.

Individual Fund Shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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SPDR® Index Shares Funds (the “Trust”)

Supplement dated September 24, 2015

to the Statement of Additional Information (“SAI”)

dated January 31, 2015, as supplemented

SPDR® MSCI Emerging Markets Quality Mix ETF (the “Fund”)

Effective September 30, 2015, on page 4 of the SAI, the second paragraph of the section entitled “GENERAL DESCRIPTION OF THE TRUST” is hereby replaced in its entirety with the following:

Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of either 25,000 Shares, 50,000 Shares, 100,000 Shares or 200,000 Shares, as set forth in the Prospectus.

Effective September 30, 2015, on page 60 of the SAI, within the section of the SAI entitled “PURCHASE AND REDEMPTION OF CREATION UNITS,” the table setting forth the Creation Unit sizes of certain funds is hereby revised by replacing the line referencing the Fund with the following:

Fund	Creation Unit Size
SPDR MSCI Emerging Markets Quality Mix ETF	25,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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